UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 21, 2008

PARADIGM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-30271	83-0211506
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9715 Key West Avenue, 3rd Floor, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

(301) 468-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On October 21, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Paradigm Holdings, Inc. (the “Company”) granted an aggregate of 1,525,000 restricted shares of the Company’s common stock to certain officers and directors of the Company (the “Restricted Share Grant”). Subject to the terms and conditions of such grants, the restricted shares will vest on January 2, 2013. The Restricted Share Grant was effected under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On October 21, 2008, the Compensation Committee granted options to purchase an aggregate of 125,000 shares of the Company’s common stock to certain employees (the “Option Grant”). One third of the options will vest on each anniversary of the grant date. The options have an exercise price of $0.20 per share. The Option Grant was effected under Section 4(2) of the Securities Act.

The information set forth in Item 8.01 below is hereby incorporated by reference in this Item 3.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed under Item 3.02 above, on October 21, 2008, the Company granted an aggregate of 1,525,000 restricted shares of the Company’s common stock to certain officers and directors of the Company. The “named” executive officers of the Company that received such restricted share grants were as follows:

Individual	Title	Number of Shares of Common Stock
Peter B. LaMontagne	President, Chief Executive Officer and Director	650,000
Richard Sawchak	Senior Vice President and Chief Financial Officer	175,000
Anthony Verna	Senior Vice President, Business Development and Strategy	200,000
Robert Boakai	Vice President, Enterprise Solutions	150,000

The information set forth in Item 8.01 below is hereby incorporated by reference in this Item 5.02.

Item 8.01.	Other Events.

On October 21, 2008, the Compensation Committee approved reducing the exercise price of options to purchase an aggregate of 1,453,000 shares of the Company’s common stock to $0.30 per share (the “Repricing”). Prior to such modification, the exercise prices of such options ranged from $0.75 to $2.50 per share. All other terms of the options remained the same. The options are held by certain of the Company’s officers, directors, employees and consultants. To the extent that the Repricing is deemed to have cancelled the “original” options and granted replacement options, such grants were effected under Section 4(2) of the Securities Act.

In connection with the Repricing, the exercise price of the options previously granted to the Company’s “named” executive officers were modified as follows:

Individual	Title	Number of Shares Subject to Option	Original Exercise Price	Modified Exercise Price
Peter B. LaMontagne	President, Chief Executive Officer and Director	500,000	$2.50	$0.30

Richard Sawchak	Senior Vice President and Chief Financial Officer	200,000	$1.70	$0.30

Anthony Verna	Senior Vice President, Business Development and Strategy	150,000	$0.75	$0.30

Robert Boakai	Vice President, Enterprise Solutions	50,000	$0.80	$0.30
		50,000	$0.84	$0.30
Harry Kaneshiro	Former Executive Vice President	100,000	$1.70	$0.30

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

By:	/s/ Richard Sawchak
Richard Sawchak
Chief Financial Officer

Date: October 27, 2008